Scharf Alpha Opportunity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-5SCHARF
December 10, 2021

We are sending this information to you because you are a shareholder of the Scharf Alpha Opportunity Fund (the “Acquired Fund”), a series of Advisors Series Trust (the “Trust”). After careful consideration, Scharf Investments, LLC (“Scharf” or the “Adviser”), the Acquired Fund’s investment adviser, recommended, and the Board of Trustees (the “Board”) approved, the reorganization of the Acquired Fund into the Scharf Multi-Asset Opportunity Fund (the “Multi-Asset Fund” or the “Acquiring Fund”), also an existing series of the Trust (the “Reorganization”). Scharf also serves as the investment adviser to the Acquiring Fund and the same portfolio managers are responsible for day-to-day management of the Acquired Fund and the Acquiring Fund. The Acquired Fund and the Acquiring Fund have similar, but not identical investment objectives and principal investment strategies and identical fundamental investment restrictions.
Scharf has recommended the Reorganization of the Acquired Fund into the Multi-Asset Fund as the Acquired Fund has not reached sufficient size to be economically viable. Scharf is not willing to indefinitely subsidize the expenses of the Acquired Fund and without such subsidization, the net expenses of the Acquired Fund will significantly increase. Scharf believes that the Reorganization is preferable to liquidating the Acquired Fund as that would constitute a taxable event for Acquired Fund shareholders which result in a realization of capital gains for most shareholders.
As further explained in the enclosed information statement/prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization (the “Reorganization Agreement”), shareholders of the Acquired Fund will receive the equivalent aggregate net asset value of shares of the Multi-Asset Fund that the shareholder held immediately prior to the Reorganization. The shares of the Multi-Asset Fund will then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.
The Reorganization is expected to be a tax-free event for shareholders of the Acquired Fund for federal income tax purposes. The expenses relating to the Reorganization (including brokerage costs, if any), including the costs associated with the delivery of this information statement/prospectus, will be borne by Scharf, even if the Reorganization is not consummated.
Scharf and the Board believe that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and the shareholders of each, and that the interests of the Acquired Fund's and Acquiring Fund's' shareholders will not be diluted as a result of the Reorganization. A discussion of the factors considered by the Board is included in the enclosed information statement/prospectus.
If you do not want to participate in the Reorganization, you may redeem your shares of the Acquired Fund in the ordinary course until the last business day before the closing and the Fund will waive the redemption fee, if applicable, on any redemptions of Acquired Fund shares prior to the closing of the Reorganization. Redemption requests received after that time will be treated as redemption requests for shares of the Multi-Asset Fund received in connection with the Reorganization.
More information on the Multi-Asset Fund, reasons for the proposed Reorganization, and expected benefits to the Acquired Fund’s shareholders is contained in the enclosed information statement/prospectus. You should review the information statement/prospectus carefully and retain it for future reference. We are providing this document for your information only, because shareholder approval is not required to effect the Reorganization. The Reorganization is expected to close on or about December 17, 2021.
Sincerely,
Scharf Investments, LLC

INFORMATION STATEMENT/PROSPECTUS

December 10, 2021

REORGANIZATION OF

Scharf Alpha Opportunity Fund
(A series of Advisors Series Trust)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
866-5SCHARF

IN EXCHANGE FOR SHARES OF

Scharf Multi-Asset Opportunity Fund
(A series of Advisors Series Trust)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
866-5SCHARF

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

This information statement/prospectus is being furnished to shareholders of the Scharf Alpha Opportunity Fund (the “Alpha Fund” or the “Acquired Fund”), a series of Advisors Series Trust (“AST” or the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between AST, on behalf of the Scharf Multi-Asset Opportunity Fund (the “Multi-Asset Fund” or the “Acquiring Fund” and together with the Acquired Fund, the "Funds"), also a series of AST, and AST, on behalf of the Acquired Fund. The Reorganization Agreement provides for the reorganization of the Alpha Fund into the Multi-Asset Fund (the “Reorganization”). AST is an open-end investment management company organized as a Delaware statutory trust. Scharf Investments, LLC (“Scharf” or the “Adviser”) is the investment adviser to both the Acquired Fund and the Acquiring Fund. The same portfolio managers are responsible for the day-to-day management of the Acquired Fund and the Acquiring Fund. Scharf will continue to be responsible for providing investment advisory and portfolio management services to the Multi-Asset Fund following the Reorganization.

If you need additional copies of this information statement/prospectus, please contact the Alpha Fund at 866-5SCHARF or in writing at Scharf Alpha Opportunity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional copies of this information statement/prospectus will be delivered to you promptly upon request. For a free copy of the Alpha Fund’s annual report for the fiscal year ended September 30, 2021, or its semi-annual report for the period ended March 31, 2021, please contact the Alpha Fund at 866-5SCHARF or in writing at Scharf Alpha Opportunity Fund, c/ o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

How the Reorganization Will Work

•The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund.

•The Acquiring Fund will issue that number of shares of its common stock to the Acquired Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Acquired Fund on the last business day preceding the closing of the Reorganization.

•The Acquiring Fund will open accounts for the Acquired Fund’s shareholders, crediting the shareholders, in exchange for their shares of the Acquired Fund, with that number of full and fractional shares of the Acquiring Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Acquired Fund at the time of the Reorganization.

•AST will then dissolve the Acquired Fund.

Scharf and the AST Board of Trustees (the “Board” or the “Trustees”), who serve as the Trustees for both Funds, carefully considered the proposed Reorganization, as well as potential alternatives for the Alpha Fund, including the liquidation of the Alpha Fund and the continued viability of the Alpha Fund as a stand-alone entity. After careful consideration, the Board approved the Reorganization Agreement. A copy of the form of Reorganization Agreement is attached to this information statement/prospectus as Appendix A. The Reorganization Agreement is not required to be approved by the shareholders of Alpha Fund. Accordingly, shareholders of the Alpha Fund are not being asked to vote on or approve the Reorganization Agreement.

This information statement/prospectus sets forth the basic information regarding the Reorganization. You should read it and keep it for future reference.

For simplicity, actions are described in this information statement/prospectus as being taken by either the Alpha Fund or the Multi-Asset Fund (which are collectively referred to as the “Funds” and are each referred to as a “Fund”), although all actions are actually taken by AST on behalf of the Funds.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this information statement/prospectus:

•The Prospectuses and Statement of Additional Information for the Alpha Fund and the Multi-Asset Fund, dated January 28, 2021, are incorporated by reference to Post- Effective Amendment No. 1003 to AST’s Registration Statement on Form N‑1A (File No. 811‑07959), filed with the SEC on January 28, 2021, as supplemented on February 2, 2021, February 11, 2021, and May 19, 2021 with regard to the Alpha Fund.

•The audited financial statements of the Alpha Fund and the Multi-Asset Fund dated September 30, 2021, are incorporated by reference to the Annual Report of the Funds for the fiscal year ended September 30, 2021, filed on Form N-CSR (File No. 811‑07959) with the SEC on December 2, 2021 and the unaudited financial statements of the Alpha Fund and the Multi-Asset Fund dated March 31, 2021, are incorporated by reference to the Semi-Annual Report of the Funds for the fiscal period ended March 31, 2021, filed on Form N-CSRS (File No. 811-07959) with the SEC on June 8, 2021.

•The Statement of Additional Information relating to this information statement/prospectus dated December 10, 2021.

This information statement/prospectus will be mailed on or about December 10, 2021 to shareholders of record of the Alpha Fund as of November 30, 2021 (the “Record Date”).

Copies of these materials and other information about AST, the Alpha Fund and the Multi-Asset Fund are available upon request and without charge by writing to the addresses below or by calling the telephone numbers listed as follows:

Scharf Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-5SCHARF (toll free)

Shareholder approval is not required to effect the Reorganization. No action on your part is required to effect the Reorganization.

The SEC has not approved or disapproved the Multi-Asset Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this information statement/prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this information statement/prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

SUMMARY

The following is a summary of more complete information appearing later in this information statement/prospectus or incorporated herein. You should read carefully the entire information statement/prospectus, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Acquired Fund and the Acquiring Fund, has approved the Reorganization Agreement. The Reorganization Agreement provides for:

◦the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

◦the distribution of such shares to the Acquired Fund’s shareholders; and

◦the termination of the Acquired Fund as a separate series of the Trust.

If the Reorganization is completed, shareholders of Retail Class shares of the Alpha Fund will receive Retail Class shares of the Multi-Asset Fund. Each Acquired Fund shareholder will receive respective shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their Acquired Fund shares immediately prior to the Reorganization.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections titled, “Summary – Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization – Federal Income Tax Consequences” in this information statement/prospectus.

In approving the Reorganization Agreement, the Board, on behalf of the Acquired Fund, determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the respective shareholders will not be diluted as a result of the Reorganization. The factors considered by the Board with respect to the Reorganization include, but are not limited to, the following:

•The small size of the Alpha Fund, its limited shareholder base, and the Adviser’s views as to the limited prospects for future asset growth in the Fund. In this regard, the Board took into account the Adviser’s views that the Acquired Fund was not viable at its current asset size and that the Adviser was unwilling to continue to support the expenses of the Fund indefinitely if the Fund was unable to reach a sufficient asset size to become self-sustaining;
•The fact that the fundamental investment restrictions are identical between the two Funds and that the Funds have similar, but not identical, investment objectives and principal investment strategies;
•The fact that the Funds have the same investment advisory fee and each’s Fund’s Retail Class shares have a 0.25% Rule 12b-1 fee;
•The fact that while the Acquired Fund’s current expense cap is 0.65%, that expense cap does not include interest expense and dividends on securities sold short and that including those expenses, the Acquired Fund’s net expense ratio (excluding AFFE, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%) is approximately 1.67%, which is significantly higher than the Acquiring Fund’s expense cap (excluding AFFE, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%) of 0.88%. The Acquiring Fund does not engage in short sales, so the Acquiring Fund does not incur those expenses;
•The Multi-Asset Fund has the same investment adviser and portfolio manager responsible for day-to-day management as the Alpha Fund and the AST Board will continue to oversee the Multi-Asset Fund;
•Due to the size of the Multi-Asset Fund and the fact that the combined Fund will be following its investment strategies, the Multi-Asset Fund will be the accounting/performance survivor in the Reorganization;
•The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization;
•The explicit transaction costs associated with the repositioning of the Multi-Asset Fund’s portfolio in connection with the Reorganization and other costs of the Reorganization, as set forth in the Reorganization Agreement, will be borne by Scharf; and
•That the Acquiring Fund has had significantly better performance compared to the Acquired Fund.

The Board also considered that Scharf was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve Scharf of the obligation to continue to subsidize the Acquired Fund, while retaining the assets by combining it with the Multi-Asset Fund.

Comparison of the Alpha Fund to the Multi-Asset Fund

	Acquired Fund	Acquiring Fund
Form of Organization	A diversified series of the AST, an open-end investment management company organized as a Delaware statutory trust.	Same
Net Assets as of Sept. 30, 2021	$6,569,928	$50,542,581
Investment Adviser and Portfolio Manager	Investment Adviser: Scharf Investments, LLC Portfolio Manager: Brian A. Krawez, CFA (President and Lead Equity Manager)	Same
Annual Operating Expenses as a Percentage of Average Net Assets for the fiscal year ended September 30, 2021	Retail Class - 4.50%	Retail Class - 1.74%
Investment Objective	The Scharf Alpha Opportunity Fund (the “Alpha Opportunity Fund” or the “Fund”) seeks long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments.	The Scharf Multi-Asset Opportunity Fund (the “Multi-Asset Fund” or the “Fund”) seeks long-term capital appreciation and income.
	The Fund’s investment objective is considered non-fundamental and may be changed by the Trustees upon 60 days’ notice to shareholders.	Same
Principal Investment Strategies	The Alpha Opportunity Fund seeks long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments.	The Multi-Asset Fund invests in a mix of equity securities and fixed-income securities. Under normal market conditions, the Fund allocates between 50% and 75% of its total assets to equity securities. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all size market capitalizations, rights and warrants. The Fund may invest up to 50% of its total assets in securities of foreign issuers listed on foreign exchanges (excluding depositary receipts) including up to 25% of its total assets in issuers in emerging markets. The Fund may invest without limit in depositary receipts, such as ADRs, EDRs and GDRs. The Fund may also invest up to 30% of its total assets in other investment companies, including ETFs. The Fund may also invest up to 20% of its total assets in Rule 144A securities.

Acquired Fund	Acquiring Fund
Under normal market conditions, the Alpha Opportunity Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stocks of companies of all size market capitalizations, convertible securities, rights and warrants. The Fund may invest without limit in securities of foreign issuers, including in issuers in emerging markets. Such foreign securities may be listed on foreign exchanges as well in the form of depositary receipts, such as ADRs, EDRs and GDRs. The Fund may also invest without limit in mutual funds and ETFs. The Fund may also invest in Rule 144A securities.	Under normal market conditions the Multi-Asset Fund allocates between 25% and 50% of its total assets to fixed-income securities. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, foreign corporate bonds, inflation-protected securities, asset-backed securities, ETNs, money-market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities, and may include, with respect to up to 30% of the Fund’s total assets, those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities. The mix of fixed-income securities will vary based on the Adviser’s appraisal of the economy, the relative yields between various securities, the projected slope of the yield curve, as well as other factors.
The Alpha Opportunity Fund also takes short positions in one or more ETFs that mimic broad market indices such as the S&P 500® Index or the Value Line Composite Index, or a narrower market index such as the S&P 100® Index. A short position occurs when the Fund sells a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. Under normal market conditions, the net long exposure of the Fund (gross long exposures minus gross short exposures) is expected to range between +30% and +70% net long. Through this short position in ETFs, the Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.	The Adviser seeks to identify fixed-income investments with favorable risk-reward characteristics. In screening for suitable investments, the Adviser considers many factors, including yield-to-maturity, credit quality, liquidity, call risk, duration risk, and capital appreciation potential. Generally, only a small fraction of the fixed-income securities screened meet the Adviser’s criteria and qualify for further fundamental research. Such research consists of qualitative confirmation of the potential identified by the screen as well as an assessment of the underlying financial condition and prospects of the issuer.

Acquired Fund	Acquiring Fund
In addition, the Alpha Opportunity Fund may invest up to 30% of its total assets in fixed-income securities of any duration and any maturity. Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, ETNs, money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”). The types of asset-backed securities in which the Fund may invest include mortgage-backed securities.

Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.” The Adviser regularly screens for stocks that satisfy its criteria. Generally, only a small fraction of the stocks screened meet the Adviser’s criteria and qualify for further fundamental research. Such research consists of qualitative confirmation of the potential identified by the screen. This may include examination of a company’s annual reports and other shareholder materials as well as contacting the company’s management.

In general, the Adviser utilizes five key elements in its investment philosophy:

1.Low Valuation – The Adviser employs a bottom-up, valuation-oriented investment strategy. The Adviser believes that companies with low valuation ratios (low price to earnings, low price to cash and low price to book value) outperform stocks with higher valuations over the long term.

2.Discount to Fair Value – Because value may not be easy to discern and may not be precisely quantifiable, the Adviser attempts to purchase securities trading at a significant discount to what the Adviser believes to be fair value. By purchasing securities only when they are at a significant discount to fair value, the Adviser hopes to mitigate downside risk.

	Acquired Fund	Acquiring Fund

3.Investment Flexibility - Opportunities are not confined within style boxes. The Adviser searches for compelling investments in companies large and small, foreign and domestic. The Adviser’s proprietary screen applies across the investment spectrum.

4.Focus – The Fund will typically be constructed with only the Adviser’s top ideas at the time of purchase. The Adviser believes that owning too many stocks can be counterproductive to enhancing the risk/reward profile of the Fund.

5.Long-Term Perspective – The Adviser believes that the appropriate measurement period for the success of its investment strategy is a complete market cycle; that is, from peak to the succeeding peak or a trough to the succeeding trough. This may enable the Adviser to take advantage of opportunities that investors with shorter time horizons may overlook.

The Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes. Valuation of securities experiencing special situations may include, but is not limited to, sum-of-the-parts analysis, comparables and liquidation value.
When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.

Investment Strategies and Process
Cash or Temporary Investments	The Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in the Fund not achieving its investment objective and the Fund’s performance may be negatively affected as a result.	Same

	Acquired Fund	Acquiring Fund
To the extent that the Fund uses a money market fund or an exchange-traded fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s or exchange-traded fund’s management fees and operational expenses.
The Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the Fund’s Statement of Additional Information (“SAI”).
Fundamental and Non-Fundamental Investment Policies	See Appendix B - Investment Policies and Restrictions
Management and Other Fees	0.99%	0.99%
Sales Charges	None	None
Distribution and Rule 12b-1 Fees	Retail Class 0.25%	Same
Expense Limitations	0.65% (excluding AFFE, interest expense, dividends on securities sold short, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%)	0.88% (excluding AFFE, interest, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%)
Buying Shares	You may buy shares directly from the Fund through its transfer agent or through third-party financial intermediaries.	Same
Exchange Privilege	You may exchange your Fund shares for shares of the any other Scharf Fund.	Same
Selling Shares	Shares of the Fund will be sold at the net asset value per share calculated after the Fund receives your request in good order. If the account is registered in your name, you may sell your shares by contacting the Fund by mail or telephone as described in detail in the Fund’s Prospectus. Redemptions may also be made through third-party financial intermediaries, such as fund supermarkets or broker-dealers, who may charge a commission or other transaction fee.	Same

Comparison of the Funds’ Principal Investment Strategies and Processes

The Funds have similar, although not identical, investment objectives and principal investment strategies. Both Funds invest in equity securities of any market capitalization, fixed income securities, and foreign issuers. However, the Alpha Fund has no limit on the percentage of the portfolio that is invested in equities while the Multi-Asset Fund targets equity investment between 50-75% of the portfolio. The Alpha Fund targets 30% of its portfolio to be invested in fixed income securities, while the Multi-Asset Fund targets 25-50%, of which only 30% can be below investment grade. The Multi-Asset Fund limits portfolio investment to no more than 50% of its assets in foreign issuers and 25% in emerging markets while the Alpha Fund does not have any limits on foreign issuers. The Alpha Fund takes short positions in ETFs that mimic the broad market while the Multi-Asset Fund does not engage in any short selling strategy.

For both Funds, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective. Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.” Both Funds may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.

Repositioning of the Acquired Fund's Portfolio Assets. The Acquired Fund and Acquiring Fund have similar investment objectives and similar investment strategies and risks, and as such, the Adviser believes it will not be necessary to reposition any investments in the Multi-Asset Fund after the Reorganization. The Acquired Fund will dispose of its short position prior to the closing of the Reorganization. The closing of the short position will result in a short-term loss of $1,032,980 or 15.72% of the net assets of the Alpha Fund based on the short positions value as of 9/30/21. As of September 30, 2021, the short position represented 39.73% of the Acquired Fund’s net assets. The explicit transaction costs associated with the repositioning of either Fund’s portfolio in connection with the Reorganization and other costs of the Reorganization, as set forth in the Reorganization Agreement, will be borne by Scharf.

Comparison of the Funds’ Principal Risks of Investing
A discussion regarding certain principal risks of investing in the Funds is set forth below. The risks are identical for both Funds, except that the Alpha Fund has "Leverage Risk" and "Short Sales Risk."

Principal Investment Risks - Alpha Fund

•Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•Management Risk. The Alpha Opportunity Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.
•Leverage Risk. Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•Depositary Receipt Risk.  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
•Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Alpha Opportunity Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.
•Short Sales Risk. A short sale is the sale by the Alpha Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.
•Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small- and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Alpha Opportunity Fund may underperform funds that follow different investing styles.
•Investment Company Risk. When the Alpha Opportunity Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs. Additionally, the Fund’s use of leverage with regard to ETFs may subject the Fund to additional risk, as leverage can cause the portfolio to lose more than the principal amount invested.
•Fixed-Income Securities Risk. The following risks are associated with the Alpha Opportunity Fund’s investment in fixed-income securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Alpha Opportunity Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.
•High-Yield Securities Risk. Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.
•Asset-Backed Securities Risk.  Asset-backed securities are subject to certain risks including prepayment and call risks. When an obligation is prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed-income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed-income securities.
•Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Alpha Opportunity Fund are unsecured debt of the issuer.
•Bank Debt Risk.  The Alpha Opportunity Fund’s investments in secured and unsecured assignments of bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

•Inflation Protected Securities Risk.  The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
•Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Alpha Opportunity Fund to sell these securities.
•Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Alpha Opportunity Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
Principal Investment Risks - Multi-Asset Fund

•Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
•Management Risk. The Multi-Asset Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•Depositary Receipt Risk.  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.
•Foreign Currency Risk. Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Multi-Asset Fund if currencies do not perform as the Adviser expects.
•Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Small-and Medium-Sized Company Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•Investment Style Risk. The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Multi-Asset Fund may underperform funds that follow different investing styles.
•Investment Company Risk. When the Multi-Asset Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Fixed-Income Securities Risk. The following risks are associated with the Multi-Asset Fund’s investment in fixed-income securities.
◦Prepayment and Extension Risk. The risk that the securities may be paid off earlier (prepayment) or later (extension) than expected. Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Multi-Asset Fund’s yield or share price.
◦Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
◦Credit Risk. Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.
•High-Yield Securities Risk. Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers.
•Asset-Backed Securities Risk.  Asset-backed securities are subject to certain risks including prepayment and call risks. When an obligation is prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Mortgage-Backed Securities Risk. In addition to the general risks associated with fixed-income securities as described above, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be more volatile than other fixed-income securities.
•Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.
•Bank Debt Risk.  The Multi-Asset Fund’s investments in secured and unsecured assignments of bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.
•Inflation Protected Securities Risk.  The value of inflation protected securities generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
•Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Multi-Asset Fund to sell these securities.
•Special Situations Risk. There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Multi-Asset Fund. In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.
This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Funds’ Prospectus and the Statement of Additional Information. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of the Funds’ Fundamental Investment Policies and Restrictions
The Funds have identical fundamental investment policies and restrictions. For a summary of the Funds’ fundamental investment policies and restrictions, please see Appendix B.

The Funds' Fees and Expenses

The following Summary of Fund Expenses shows the current fees and expenses for the Alpha Fund compared to the Multi-Asset Fund (for the fiscal year ended September 30, 2021) and the pro forma fees and expenses of the Multi-Asset Fund for the same period assuming the Reorganization had occurred on October 1, 2020. Both Funds charge a 2.00% redemption fee on shares held for 15 days or less. Each of the Funds is subject to certain annual operating Fund expenses as indicated in the Summary below.

Shareholder Fees (fees paid directly from your investment)	(Acquired Fund) Alpha Fund, Retail Class	(Acquiring Fund) Multi-Asset Fund, Retail Class	Multi-Asset Fund, Retail Class (Pro-forma)
Redemption Fee (as a percentage of amount redeemed on shares held for 15 days or less)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%	0.99%	0.99%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	3.26%	0.48%	0.44%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.10%
Interest Expense and Dividends on Securities Sold Short	1.02%	0.00%	0.00%
Acquired Fund Fees and Expenses (applicable if greater than 0.01% of net assets)	0.00%	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	4.50%	1.74%	1.70%
Fee Waiver	-2.48%	-0.49%	-0.45%
Net Annual Fund Operating Expenses(2)(3)	2.02%	1.25%	1.25%
(1)Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waivers and Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Alpha Opportunity Fund. Total Annual Fund Operating Expenses reflect the maximum Rule 12b-1 fee and/or Shareholder Servicing Plan fee allowed while the Expense Ratios in the Financial Highlights reflect actual expenses.
(2)Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Alpha Opportunity Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes, extraordinary expenses and class specific expenses, such as the distribution (12b-1) fee of 0.25% and shareholder servicing plan fee of 0.10%) to 0.65% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2022, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. Upon consummation of the Reorganization, the Adviser will no longer be able to request recoupment of waived fees of the Acquired Fund.
(3)The Adviser has contractually agreed to waive a portion or all of its management fees and pay Multi-Asset Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding AFFE, interest, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%) to 0.88% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2023, and may be terminated only by the Fund’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example of Effect on Fund Expenses
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts shown in the Example would be the same even if you did not redeem your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Alpha Fund, Retail Class	$205	$1,136	$2,077	$4,471
Multi-Asset Fund, Retail Class	$127	$500	$898	$2,011
Multi-Asset Fund, Retail Class (Pro Forma)	$127	$492	$881	$1,971

Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year ended September 30, 2021, the Alpha Fund’s portfolio turnover rate was 30.86% of the average value of its portfolio. During the most recent fiscal year ended September 30, 2021, the Multi-Asset Fund’s portfolio turnover rate was 28.67% of the average value of its portfolio.

Past Performance
The following performance information provides some indication of the risks of investing in the Acquired Fund and Acquiring Fund. The bar chart below illustrates how shares of the Funds' total returns have varied from year to year. The table below illustrates how the Acquired Fund’s average annual total returns for the 1-year, 5-year, and since inception periods and the Acquiring Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad based securities index. The Funds' past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. Updated performance information is available on the Funds' website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.

Scharf Multi-Asset Opportunity Fund
Annual Returns as of December 31 – Retail Class(1)
(1) The performance returns for the Acquiring Fund’s Retail Class is shown above to provide a comparison for the Acquired Fund’s Retail Class.
During the period of time shown in the bar chart, the highest return for a calendar quarter was 10.30% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -11.59% (quarter ended March 31, 2020).

Scharf Alpha Opportunity Fund
Annual Returns as of December 31 – Retail Class
During the period of time shown in the bar chart, the highest return for a calendar quarter was 4.91% (quarter ended September 30, 2018) and the lowest return for a calendar quarter was -9.24% (quarter ended March 31, 2020).

For the year-to-date period ended September 30, 2021, the Acquired Fund's total return was 3.56% and the Acquiring Fund's total return was 7.34%.

Average Annual Total Returns
The after-tax returns shown in the following tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. The “Return After Taxes on Distributions” shows the effect of taxable distributions (investment company taxable income and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.
Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account.

Scharf Multi-Asset Opportunity Fund
Average Annual Total Returns
(for the periods ended December 31, 2020)
			Since Inception	Since Inception
Retail Class(1)	1 Year	5 Years	(1/26/2016)	(12/31/2012)
Return Before Taxes	11.39%	NA	9.48%	NA
Return After Taxes on Distributions	10.46%	NA	8.45%	NA
Return After Taxes on Distributions and Sale of Fund Shares	7.37%	NA	7.38%	NA
Institutional Class(2)
Return Before Taxes	11.66%	8.42%	NA	9.18%
Return After Taxes on Distributions	10.68%	7.34%	NA	8.18%
Return After Taxes on Distributions and Sale of Fund Shares	7.58%	6.50%	NA	7.25%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	17.48%	15.18%
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	4.29%	3.30%
Lipper Balanced Funds Index
(reflects no deduction for fees, expenses or taxes)	13.43%	9.60%	10.94%	8.81%
(1) The Retail Class incepted on January 26, 2016.
(2) The Institutional Class incepted on December 31, 2012.

Scharf Alpha Opportunity Fund
Average Annual Total Returns
(for the periods ended December 31, 2020)
			Since Inception
Retail Class	1 Year	5 Years	(12/31/2015)
Return Before Taxes	-2.98%	1.37%	1.37%
Return After Taxes on Distributions	-3.00%	1.23%	1.23%
Return After Taxes on Distributions and Sale of Fund Shares	-1.75%	1.04%	1.04%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.22%
HFRX Equity Hedge Index
(reflects no deduction for fees, expenses or taxes)	4.60%	2.92%	2.92%
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	4.44%

Federal Income Tax Consequences of the Reorganization
As a non-waiverable condition to the Reorganization, the Trust, on behalf of each Fund, will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, neither the Funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the Acquiring Fund shares received by each shareholder of the Acquired Fund in the Reorganization should be the same as the tax basis and holding period of the Acquired Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund shares received, the Acquired Fund’s shares given up must have been held as capital assets by the shareholder. See “Information About the Reorganization – Federal Income Tax Consequences,” below.

Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

At any time before the Reorganization takes place, a shareholder may redeem or exchange shares of the Acquired Fund. Generally, such redemption would be a taxable transaction to the shareholder for federal income tax purposes.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this information statement/prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this information statement/prospectus, the Prospectus and Statement of Additional Information of the Alpha Fund and the Multi-Asset Fund, and the Reorganization Agreement. Shareholders should read this entire information statement/prospectus carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. Scharf informed the Board of AST that it has determined, after careful consideration, that a Reorganization of the Acquired Fund into the Acquiring Fund would, in its view, be in the best interests of the shareholders of each Fund. The Reorganization was recommended by the Adviser to the Board of AST at its meeting held on September 23, 2021. In recommending the Reorganization, the Adviser noted, among other things, that the Alpha Fund had experienced performance challenges and had approximately $6,626,185 million in assets. The Adviser noted that the Acquired Fund’s prospects of generating significant inflows over the long term was, in its view, not promising. Additionally, the Adviser noted that the current expense limitation agreement for the Acquired Fund expires on January 27, 2022, and the financial burden on the Adviser in maintaining these expense ratios indefinitely, particularly given the Acquired Fund’s poor growth prospects, was significant. As a result, the Adviser indicated that it was uncertain whether it would agree to the renewal of the expense limitation agreement for the Acquired Fund after its expiration. If the expense limitation agreement is not renewed, the Acquired Fund’s total expense ratio would increase significantly.

In contrast, the Multi-Asset Fund has experienced better performance and been more successful in gathering assets. The Adviser further considered that the investment objectives and principal investment strategies of the Acquired Fund are similar to that of the Acquiring Fund, that the Funds were managed by the same portfolio management team. Given these and other considerations, the Adviser informed the Board that it believed that the proposed Reorganization was in the best interests of the shareholders of each Fund. Scharf believes that combining the Funds is preferable to liquidating the Acquired Fund, which would result be a taxable event for many Acquired Fund shareholders. As a result, Scharf recommended, and the Board approved, the Reorganization of the Acquired Fund into the Acquiring Fund. In considering Scharf’s recommendation, the Board considered a number of factors which are discussed in more detail below, including potential alternatives to the Reorganization. Pursuant to the Agreement and Plan of Reorganization, Scharf has agreed to bear all expenses incurred in connection with the Reorganization, including any repositioning costs.

Following the Reorganization, the investment advisory fee paid by the Acquiring Fund (0.99% of the Fund's average daily net assets) will be the same as the investment advisory fee paid by the Alpha Fund (0.99% of the Fund’s average daily net assets). Scharf has agreed to retain, through at least January 27, 2023, an expense cap for the Acquiring Fund of 0.88% following the Reorganization, which is higher than the 0.65% expense limitation currently in place for the Alpha Fund. However, while the Acquired Fund’s expense cap is 0.65%, it does not include interest expense and dividend expenses on securities sold short. Taking into consideration these expenses, the Acquired Fund’s net expense ratio (excluding AFFE, taxes, extraordinary expenses and class-specific expenses) is approximately 1.67%, which is significantly higher than the Acquiring Fund’s expense cap (excluding AFFE, taxes, extraordinary expenses and class-specific expenses) of 0.88%. The Acquiring Fund does not engage in short sale transactions and therefore does not incur these expenses. Following the Reorganization, the pro-forma net operating expenses of the combined Acquiring Fund are expected to be the same as the net current operating expenses of the Acquiring Fund.

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Acquired Fund will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, the Acquiring Fund will issue to the Acquired Fund that number of full and fractional Acquiring Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Acquired Fund, calculated as of the closing date of the Reorganization (the “Closing Date”). The Acquired Fund will redeem its shares in exchange for the Acquiring Fund shares received by it and will distribute such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Retail Class shareholders of the Alpha Fund will receive Retail Class shares of the Acquiring Fund based on their holdings in the Alpha Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the Valuation Time. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Acquired Fund for such shareholder.

Until the Valuation Time, shareholders of the Alpha Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Alpha Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the Multi-Asset Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Alpha Fund will be canceled on the books of the Alpha Fund and the transfer agent’s books of the Alpha Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel addressed to the Trust, on behalf of the Alpha Fund and the Multi-Asset Fund, with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on December 17, 2021 as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Reorganization Agreement.

Repositioning of the Acquired Fund's Portfolio Assets. The Acquired Fund and Acquiring Fund have similar investment objectives and similar investment strategies and risks, and as such, the Adviser believes it will not be necessary to reposition any investments in the Multi-Asset Fund after the Reorganization. The Acquired Fund will dispose of its short position prior to the closing of the Reorganization. The closing of the short position will result in a short-term loss of $1,032,980 or 15.72% of the net assets of the Alpha Fund based on the short positions value as of 9/30/21. As of September 30, 2021, the short position represented 39.73% of the Acquired Fund’s net assets. The explicit transaction costs associated with the repositioning of either Fund’s portfolio in connection with the Reorganization and other costs of the Reorganization, as set forth in the Reorganization Agreement, will be borne by Scharf.

Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Alpha Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this information statement/prospectus, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of the Alpha Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Alpha Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein. The Adviser will bear the expenses associated with the Reorganization and the explicit transaction costs associated with the repositioning of the portfolio.

The Trust, on behalf of the Alpha Fund and the Multi-Asset Fund, has received an opinion from the law firm of Sullivan & Worcester LLP substantially to the effect that, based on certain facts, assumptions and representations made by the Alpha Fund and the Multi-Asset Fund, and subject to reasonable limitations and certain exceptions, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

The Reorganization will constitute a tax-free reorganization within the meaning of Section 368 of the Code, and the Alpha Fund (“Acquired Fund”) and the Multi-Asset Fund (“Acquiring Fund”) will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

a.No gain or loss will be recognized by the Acquired Fund upon the transfer of all of their assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders solely in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund.

b.No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

c.The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.

d.The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.

e.No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

f.The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund's shareholders immediately prior to the Reorganization.

g.The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

Capital losses incurred by the Funds can generally be carried forward indefinitely to offset future capital gains. The Multi-Asset Fund will inherit the tax attributes of the Alpha Fund, including any available capital loss carryforwards, as of the Closing Date. However, such capital loss carryforwards of the Alpha Fund, if any, will be subject to an annual limitation for federal income tax purposes in connection with the Reorganization because the Reorganization will result in a greater than 50% change in ownership of the Alpha Fund under Section 382 of the Code. It is expected that the Multi-Asset Fund will be able to utilize all of the capital loss carryforwards, if any, obtained in the acquisition of the Alpha Fund subject to the annual limitation noted above. Accordingly, as a result of the Reorganization, if any capital loss carryforwards are obtained in the Reorganization, the shareholders of the Alpha Fund would be in effect sharing a tax asset of their Fund with the Multi-Asset Fund. For federal income tax purposes, as of September 30, 2021, neither the Acquiring Fund nor the Acquired Fund had capital loss carryforwards.

Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Acquired Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

If any of the representations or covenants of the parties as described herein is inaccurate or the tax-free status of the Reorganization is successfully challenged by the Internal Revenue Service (the “IRS”), the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Board Considerations

In considering and approving the Reorganization at a meeting held on September 23, 2021, the AST Board discussed the future of the Alpha Fund and the advantages of reorganizing the Fund into the Multi-Asset Fund. Among other things, the AST Board also reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.

In considering the Reorganization, the AST Board took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The AST Board considered the following matters, among others and in no order of priority:

•The small size of the Alpha Fund, its limited shareholder base and the Adviser’s views as to the limited prospects for future asset growth in the Fund and its future viability;

•The Adviser’s views as to the financial burden on the Adviser of continuing the expense limitation agreement for the Alpha Fund beyond its current terms due to the impact of the expense reimbursement obligation on the Adviser and its business (including its ability to devote appropriate resources to the Alpha Fund and the Multi-Asset Fund) and the potential impact on Alpha Fund shareholders of not renewing that agreement;

•The fact that the fundamental investment restrictions are identical between the Funds and that the Funds have similar, but not identical, investment objectives and principal investment strategies;

•The Multi-Asset Fund has the same investment adviser and portfolio manager responsible for day-to-day management as the Alpha Fund and the AST Board will continue to oversee the Multi-Asset Fund;

•The fact that the Funds have the same investment advisory fee and each’s Fund’s Retail Class shares have a 0.25% Rule 12b-1 fee;

•The fact that while the Acquired Fund’s expense cap is 0.65%, it does not include interest expense and dividend expenses on securities sold short and that including those expenses, the Acquired Fund’s net expense ratio (excluding AFFE, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%) is significantly higher than the Acquiring Fund’s expense cap (excluding AFFE, taxes, extraordinary expenses and class-specific expenses, such as the distribution (12b-1) fee of 0.25% or shareholder servicing plan fee of 0.10%) of 0.88%;

•Due to the size of the Multi-Asset Fund and the fact that the combined Fund will be following its investment strategies, the Multi-Asset Fund will be the accounting/performance survivor in the Reorganization;

•The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization;

•The explicit transaction costs associated with the repositioning of the Multi-Asset Fund’s portfolio in connection with the Reorganization and other costs of the Reorganization, as set forth in the Reorganization Agreement, will be borne by Scharf; and

•That the Acquiring Fund has had significantly better performance compared to the Acquired Fund.

The Board also considered that Scharf was subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization would relieve Scharf of the obligation to continue to subsidize the Acquired Fund, while retaining the assets by combining it with the Multi-Asset Fund.

The Board also considered alternatives to the Reorganization, such as the liquidation of Acquired Fund. In considering the alternative of liquidation, the Board noted that (1) Acquired Fund shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Acquired Fund at any time prior to closing without the imposition of any redemption fee or other penalty and (2) that the Reorganization would allow shareholders of the Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a substantially similar investment strategy managed by the same investment adviser and portfolio team in a substantially similar manner. The Board also discussed the alternative of maintaining the Acquired Fund and considered that Scharf was unwilling to commit to continue subsidizing the expenses of the Acquired Fund after the termination of its current expense limitation agreement, which would result in a significant increase in the Acquired Fund’s total operating expenses to be borne by shareholders.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the AST Board determined that the Reorganization is in the best interests of shareholders of the Acquired Fund and the Acquiring Fund, and accordingly, unanimously approved the Reorganization of the Acquired Fund into the Acquiring Fund and the Reorganization Agreement.

Costs and Expenses of the Reorganization. The Reorganization Agreement provides that all expenses of the Reorganization will be borne by Scharf whether or not the Reorganization is consummated. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of this information statement/prospectus; (b) postage; (c) printing; (d) accounting fees; and (e) legal fees incurred by AST.

Capitalization. The following table sets forth the capitalization of the Alpha Fund and the Multi-Asset Fund, and on a pro forma basis the successor Multi-Asset Fund, as of September 30, 2021 after giving effect to the Reorganization.

Fund Capitalization as of September 30, 2021 (Retail Class)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Alpha Fund	$6,569,928	253,947	$25.87
Multi-Asset Fund	$6,804,700	178,982	$38.02
Adjustments	$0	(81,145)	NA
Multi-Asset Fund - Pro Forma	$13,374,628	351,784	$38.02

Fund Capitalization as of September 30, 2021 (Institutional Class)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Alpha Fund	$0	0	$0.00
Multi-Asset Fund	$43,737,881	1,146,830	$38.14
Adjustments	$0	0	NA
Multi-Asset Fund - Pro Forma	$43,737,881	1,146,830	$38.14

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Adviser. Each Fund’s investment adviser is Scharf, 16450 Los Gatos Boulevard, Suite 207. Los Gatos, California 95032. Scharf delivers a broad range of equity portfolios to individual investors, institutional investors and the high net-worth clients of financial advisors. As of September 30, 2021, the Adviser had $3.7 billion in assets under advisement.

Purchase, Redemption and Exchange Policies. The purchase, redemption and exchange policies for the Funds are identical and are highlighted below. For a more complete discussion of the Funds’ purchase, redemption and exchange policies, please see Appendix C.

Distributions. The Alpha Fund and Multi-Asset Fund generally distribute substantially all of their investment company taxable income and net capital gain, if any, at least annually.

Tax Information. Both Funds’ distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Alpha Fund or the Multi-Asset Fund through a broker-dealer or other financial intermediary, the Funds and/or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Alpha Fund and/or the Multi-Asset Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Advisory Agreement. Under the advisory agreement with AST, on behalf of the Alpha Fund and the Multi-Asset Fund, Scharf supervises the management of the Funds’ investments and business affairs. At its expense, Scharf provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds. As compensation for its services, the Funds each pay to Scharf a monthly advisory fee at the annual rate of 0.99% of average daily net assets. In addition to the advisory fees, each Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses (“AFFE”) and other customary Fund expenses. (AFFE are indirect fees that the Fund incurs from investing in the shares of other investment companies.) Under a separate Operating Expenses Limitation Agreement, Scharf has agreed to reduce its fees and pay Fund expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes, extraordinary expenses and class specific expenses, such as the distribution (12b-1) fee of 0.25% and shareholder servicing plan fee of 0.10%) to limit Total Annual Fund Operating Expenses to the amounts shown below of each shares’ average net assets.

Expense Limitation
Alpha Fund, Retail Class	0.65%
Multi-Asset Fund, Retail Class	0.88%

Any reduction in advisory fees or payment of expenses made by Scharf is subject to reimbursement by the Multi-Asset Fund if requested by Scharf, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested by Scharf if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap. The Expense Cap will remain in effect through at least January 27, 2023, and may be terminated only by the Fund’s Board of Trustees. The Adviser may request recoupment of previously waived fees and expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. The Fund must pay its current ordinary operating expenses before Scharf is entitled to any reimbursement of fees and/or expenses. Upon consummation of the Reorganization, the Adviser will no longer be able to request recoupment of waived fees of the Acquired Fund.

Please refer to “Summary – Summary of Fund Expenses” which illustrates the pro forma operating expenses for the Multi-Asset Fund after giving effect to the Reorganization. A discussion regarding the AST Board’s basis for approving the investment advisory agreement is included in the Multi-Asset Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2021.

Valuation. The Alpha Fund and the Multi-Asset Fund have the same Valuation Policy, which is more fully discussed in Appendix C-1 “Shareholder Information for the Multi-Asset Fund.” There are no material differences between the Valuation Policy of the Funds. Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Multi-Asset Fund shares to be issued to the shareholders of the Alpha Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of each Fund. Because all three Funds are series of AST, the Funds’ shares have identical characteristics.

The following is a summary of the material rights of shareholders of the Multi-Asset Fund, the Alpha Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), AST’s Agreement and Declaration of Trust, and AST’s Amended and Restated Bylaws (collectively, the “Governing Instruments”).

The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Form of Organization. The Alpha Fund and the Multi-Asset Fund are series of AST, an open-end management investment company organized as a Delaware statutory trust on October 3, 1996. The Alpha Fund currently offers one class of shares of its common stock: Retail Class. The Multi-Asset Fund currently offer two classes of shares of its common stock: Retail Class and Institutional Class.

Capital Stock. AST is authorized to issue an unlimited number of interests (or shares). The Alpha Fund and the Multi-Asset Fund are series, or mutual funds, formed by AST. Interests in the Alpha Fund and the Multi-Asset Fund are represented by shares of beneficial interest each with no par value. As of the date of this information statement/prospectus, shares of approximately 34 other series of AST are offered in separate prospectuses and statements of additional information. AST may start additional series and offer shares of new funds under AST at any time.

Voting Rights. Each share of the Alpha Fund and the Multi-Asset Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. AST Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. AST is not required to (nor does it) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders of either Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.

Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of AST. The Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. AST shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights. Shareholders of AST are not entitled to any preference, preemptive, appraisal, conversion or exchange rights. Fund Trustees and Officers. AST is managed by the AST Board. The persons sitting on the AST Board will continue to be the same after the Reorganization.

Fund Management. Scharf will continue to be responsible for providing investment advisory/portfolio management services to the Multi-Asset Fund following the Reorganization. The portfolio managers responsible for the day-to-day portfolio management of the Alpha Fund is the same portfolio manager responsible for the day-to-day management of the Multi-Asset Fund. Mr. Brian A. Krawez, CFA is the portfolio manager principally response for the day to day management of both Funds.

The Statement of Additional Information relating to this information statement/prospectus provides additional information about the Multi-Asset Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and his compensation.

Other Fund Service Providers. The Multi-Asset Fund and the Alpha Fund use the services of Fund Services as their transfer agent, administrator and fund accountant. Both Funds also use the services of U.S. Bank N.A., an affiliate of Fund Services, as its custodian. Upon completion of the Reorganization, Fund Services and U.S. Bank N.A. will continue to provide services to the Multi-Asset Fund.

Independent Accountants. Tait, Weller & Baker LLP, serves as the independent registered public accounting firm to the Multi-Asset Fund and the Alpha Fund.

Ownership of Securities of the Acquired Fund. As of the Record Date, the Acquired Fund had the following number of shares issued and outstanding. As of the same date, directors and officers of the Alpha Fund as a group owned less than 1% of the outstanding voting securities of each of the Funds.

Shares Issued & Outstanding as of the Record Date
Alpha Fund	249,898.32

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Alpha Fund and the Multi-Asset Fund:

Alpha Fund, Retail Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	86.54%	Record
Brian A. Krawez and Karen Krawez Revocable Living Trust, Karen Krawez and Brian A. Krawez Trustees c/o Scharf Investments, LLC 16450 Los Gatos Blvd, Suite 207 Los Gatos, CA 95032	N/A	N/A	9.84%	Beneficial

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

Interests of Certain Persons. Scharf Investments, LLC, is the investment adviser to the Alpha Fund and the Multi-Asset Fund.

Comparison of Funds’ Investment Restrictions
A comparison of the investment restrictions of the Funds are described in Appendix B.

AVAILABLE INFORMATION

AST is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Multi-Asset Fund will be passed on by the law firm of Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019.

EXPERTS

The financial statements and financial highlights of the Alpha Fund and Multi-Asset Fund incorporated in this Proxy Statement by reference from the Funds’ annual report on Form N‑CSR for the fiscal year ended September 30, 2021 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Alpha Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Alpha Fund at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

Jeffrey T. Rauman
President, Advisors Series Trust

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of December 10, 2021 by and between Advisors Series Trust, a Delaware statutory trust (“AST”), on behalf of its separate investment series listed on Schedule A (the “Acquiring Fund”) and AST, on behalf of its separate investment series also listed on Schedule A (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). Scharf Investments, LLC is a party to this Agreement solely for purposes of paragraph 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Acquired Fund are made and shall be taken or undertaken by AST on behalf of the Acquiring Fund and Acquired Fund.
This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the corresponding Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund and the Acquired Fund are each separate investment series of a registered open-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and
WHEREAS, the Acquired Fund and the Acquiring Fund are each authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of AST has determined, with respect to the Acquired Fund, that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and
WHEREAS, the Board of Trustees of AST has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
THE REORGANIZATION AND FUND TRANSACTIONS
1.1 The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), AST shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and AST shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.
1.2 Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time, books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).
1.3 Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of its corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).
1

1.4 Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from its corresponding Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the respective Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the respective Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.
1.5 Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).
1.6 Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
ARTICLE II
VALUATION
2.1 Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.
2.2 Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.
2.3 Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of the Acquired Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.
2.4 Determination of Value. All computations of value hereunder shall by made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.
2.5 Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).
ARTICLE III
CLOSING
3.1 Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of AST on or about December 17, 2021, or at such other place and/or on such other date as to
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which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).
3.2 Transfer and Delivery of Assets. AST shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the respective Acquired Fund, to U.S. Bank, as custodian for the corresponding Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of each of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the corresponding Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.
3.3 Share Records. AST shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the corresponding Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to each respective Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the corresponding Acquiring Fund.
3.4 Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of AST, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4. 1 Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of AST, the Acquired Fund represents and warrants to the Acquiring Fund as follows:
4.1.1 The Acquired Fund is a duly established series of AST, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.
4.1.2 AST is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.
4.1.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.
4.1.4 The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in
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all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.1.5 At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, each corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.
4.1.6 AST is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquired Fund is a party or by which it is bound.
4.1.7 All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to each such Acquired Fund on or prior to the Effective Time.
4.1.8 Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
4.1.9 The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2021 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.1.10 Since September 30, 2021, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.
4.1.11 At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.
4.1.12 At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income
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or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
4.1.13 All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund’s shares.
4.1.14 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of AST, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
4.1.15 The Information Statement/Prospectus (as defined in paragraph 5.5), insofar as it relates to the Acquired Fund, will, at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
4.2 Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of AST, the Acquiring Fund represent and warrant to the Acquired Fund as follows:
4.2.1The Acquiring Fund is a duly established series of AST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.
4.2.2 At the Effective Time, AST will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.
4.2.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
4.2.4 The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.2.5 At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.
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4.2.6 The Acquiring Fund are not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of AST Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquiring Fund is a party or by which it is bound.
4.2.7 Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against an Acquiring Fund, or any Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect an Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.
4.2.8 The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at September 30, 2021 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.2.9 Since September 30, 2021, there has not been any material adverse change in any Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by an Acquired Fund in writing. For the purposes of this subparagraph, a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by an Acquiring Fund, the discharge of an Acquiring Fund’s liabilities, or the redemption of an Acquiring Fund’s shares by shareholders of an Acquired Fund shall not constitute a material adverse change.
4.2.10At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.
4.2.11 At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
4.2.12 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of AST, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of each of the Acquiring Fund, enforceable
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in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
4.2.13 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by AST and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any Acquiring Fund’s shares.
4.2.14 The Information Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Information Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.
ARTICLE V
COVENANTS AND AGREEMENTS
5.1 Conduct of Business. The Acquiring Fund and Acquired Fund will operate its business in the ordinary course consistent with AST practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
5.2 No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3 Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.
5.4 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.5 Information Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of an Information Statement/Prospectus statement on Form N-14 (the “Information Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act.
5.6 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.
5.7 Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.
5.8 Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
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5.9 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.
ARTICLE VI
CONDITIONS PRECEDENT
6.1 Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at AST’s election, to the following conditions:
6.1.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
6.1.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to AST, and dated as of the Effective Time, to the effect that the representations and warranties of AST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AST shall reasonably request.
6.1.3 The Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.
6.1.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.
6.1.5 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).
6.2 Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at AST’s election, to the following conditions:
6.2.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
6.2.2 AST shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of AST.
6.2.3 The Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AST shall reasonably request.
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6.2.4 The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.
6.2.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.
6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
6.3.1 The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of AST and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, AST, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.1.
6.3.2 At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of AST, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
6.3.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by AST to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
6.3.4 AST shall have received an opinion of Sullivan & Worcester as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)    The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.
(b)    No gain or loss generally will be recognized by an Acquired Fund upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund.
(c)    No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of the corresponding Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.
(d)    The adjusted tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.
(e)    The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Acquired Fund immediately prior to the Reorganization.
(f)    No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.
(g)    The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization
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will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares held by the Acquired Fund’s shareholders immediately prior to the Reorganization.
(h)    The holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.
No opinion will be expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.
Such opinion shall be based on customary assumptions, limitations and such representations as Sullivan & Worcester may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).
6.3.5 U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.
6.3.6 The Transfer Agent shall have delivered to AST a certificate of its authorized officer as set forth in paragraph 3.3.
6.3.7 The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.
6.3.8 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.
ARTICLE VII
INDEMNIFICATION
7.1 Indemnification by the Acquiring Fund. AST, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and their trustees, officers, employees and agents (the “AST Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective trustees, officers or agents.
7.2 Indemnification by the Acquired Fund. AST, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “AST Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Acquired Fund or the members of the Acquired Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers or agents.
10

7.3 Liability of AST. AST understands and agrees that the obligations of either the Acquired Fund or the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of AST personally, but bind only the Acquired Fund and its property or the Acquiring Fund and its property. Moreover, no series of AST other than the Acquired Fund or Acquiring Fund shall be responsible for the obligations of AST hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. AST represents that it has notice of the provisions of the Declaration of Trust of AST disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund or Acquiring Fund.
ARTICLE VIII
BROKERAGE FEES AND EXPENSES
8.1 No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,
8.2 Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Scharf Investments, LLC. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Information Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, and expenses of winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps; and repositioning of portfolio securities as a result or in anticipation of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
ARTICLE IX
AMENDMENTS AND TERMINATION
9.1 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of AST or AST, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Trustees of the Acquired Fund pursuant to paragraph 6.3.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ further approval.
9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of AST on behalf of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
ARTICLE X
NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to AST: Advisors Series Trust 2020 E. Financial Way Suite 100 Glendora, CA 91741 Attention: Elaine Richards, Esq.	With copies (which shall not constitute notice) to: Sullivan & Worcester LLP 1633 Broadway New York, NY 10019 Attention: Domenick Pugliese, Esq.

11

If to: Scharf Investments, LLC:

Scharf Investments, LLC
Attn: Jason Marcus
16450 Los Gatos Boulevard, Suite 207
Los Gatos, CA 95032

ARTICLE XI
MISCELLANEOUS
11.1 Entire Agreement. AST agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.
11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the 10th day of December, 2021.

ADVISORS SERIES TRUST ON BEHALF OF THE ACQUIRING FUND By: Name: Jeffrey T Rauman Title: President	ADVISORS SERIES TRUST ON BEHALF OF THE ACQUIRED FUND By: Name: Jeffrey T. Rauman Title: President

Solely for purposes of paragraph 8.2 SCHARF INVESTMENTS, LLC By: Name: Jason Marcus Title: COO, CCO

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SCHEDULE A

The Acquired Fund (the Acquired Fund is a series of Advisors Series Trust	Reorganizes Into	The Acquiring Fund (the Acquiring Fund is a series of Advisors Series Trust)
Scharf Alpha Opportunity Fund Retail Class – HEDJX	→	Scharf Multi-Asset Opportunity Fund Retail Class – LOGBX

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Appendix B

INVESTMENT POLICIES AND RESTRICTIONS

Comparison of Funds’ Investment Restrictions
The investment restrictions of the Funds are described below.

Alpha Fund (Target Fund)	Multi-Asset Fund (Acquiring Fund)
Fundamental Investment Limitations
As a matter of fundamental policy, a Fund may not:
1.With respect to 50% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
Same.
2.Borrow money, except as permitted under the 1940 Act.	Same.
3.Issue senior securities, except as permitted under the 1940 Act.	Same.
4.Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.
Same.
5.Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investments in the securities of other investment companies or securities of the U.S. government, its agencies or instrumentalities.)
Same.
6.Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
Same.
7.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
Same.
8.Make loans to others, except as permitted under the 1940 Act.	Same.

B-1

Alpha Fund (Target Fund)	Multi-Asset Fund (Acquiring Fund)
Non-Fundamental Investment Limitations
In addition to the fundamental policies and investment restrictions described above, each Fund will also be subject to the following non-fundamental investment restrictions.
As a matter of non-fundamental policy, a Fund may not:

Invest in any issuer for purposes of exercising control or management.	Same.
Invest in securities of other investment companies, except as permitted under the 1940 Act.	Same.
Hold, in the aggregate, more than 15% of its net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act.	Same.

Other Consequences of the Reorganization

Management Fee and Structure. Scharf serves as the investment adviser to both Funds. After the Reorganization, Scharf will continue to serve as investment adviser to the Multi-Asset Fund. Under an investment advisory agreement with the Funds, each Fund compensates Scharf for its investment advisory services. For the fiscal year ended September 30, 2021, the Adviser received management fees of 0.50% of the Acquiring Fund’s average daily net assets, after any waivers; for the fiscal year ended September 30, 2021, the Adviser waived its entire management fee for the Acquired Fund.
B-2

Appendix C

SHAREHOLDER INFORMATION FOR THE FUNDS

Note: As of the date of this Proxy Statement, the Alpha Fund’s shares are not available for purchase.

How to Contact the Fund
Write to us at:
Scharf Multi-Asset Opportunity Fund
c/o U.S. Bank Global Fund Services
P.O.Box 701
Milwaukee, Wisconsin 53201-0701
Telephone us at:
1‑888‑861‑7556 (toll free)

Overnight address:
Scharf Multi-Asset Opportunity Fund
c/o U.S. Bank Global Fund Services
615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin 53202-5207
Visit our website at:
www.scharffunds.com

General Information
You may purchase shares of a Fund class or sell (redeem) such shares on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate.

You may purchase shares of a Fund class or sell (redeem) such shares at the NAV of a share of that Fund class next calculated (minus any redemption/exchange fee in the case of redemptions or exchanges) after the Fund or an authorized financial intermediary receives your request in proper form.

When and How NAV is Determined
The Fund’s share price is known as its NAV. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in proper form (as described below under “How to Purchase Shares”) by the Transfer Agent or a financial intermediary by 4:00 p.m., Eastern Time will be processed based on that day’s NAV. Transaction orders received after 4:00 p.m., Eastern Time will be based on the next day’s NAV. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share). Fair value determinations may be made as described below under procedures as adopted by the Fund’s Board of Trustees.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 866-5SCHARF for information on:

•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Buying Fund Shares
To open an account, you must make a minimum initial investment as listed in the table below.

Minimum Investments

Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$100
Institutional Class	$5,000,000	Any Amount

You may purchase shares of the Fund by check, by wire transfer through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate new account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 866-5SCHARF. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”

All purchase checks must be in U.S. dollars drawn on a domestic financial Institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete a new account application and send it together with your check for the amount you wish to invest in a Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

USA Patriot Act
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your new account application as part of the Trust’s Anti-Money Laundering Program. As requested on the new account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 866-5SCHARF if you need additional assistance when completing your new account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the new account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

By Mail
To purchase shares by mail, please complete the new account application and mail it with your check, payable to Scharf Multi-Asset Opportunity Fund, to the Transfer Agent at the following addresses. You may not send a purchase order or redemption request via overnight delivery to a United States Postal Service post office box.

Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

By Telephone
If your signed new account application has been received by the Fund and unless you declined telephone purchase privileges in your new account application, you may purchase additional shares by calling the Fund toll-free at 866-5SCHARF. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. Your account must be open for 15 calendar days and you must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV per share next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been requested, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

By Wire
If you are making your first investment in the Fund, the Transfer Agent must have previously received a completed new account application before you can send in your wire purchase. You can mail or overnight deliver your new account application to the Transfer Agent at the above address. Upon receipt of your completed new account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA No.: 075000022
Credit: U.S. Bancorp Fund Services, LLC A/C No.: 112-952-137
FFC: [Name of Fund] Shareholder Registration
Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 866-5SCHARF. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through a Financial Intermediary
The Fund’s shares are offered through approved financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and their agents (together, “Brokers”). These Fund shares are also offered directly through the Fund’s distributor. An order placed with a Broker is treated as if it was placed directly with the Transfer Agent, and will be executed at the next NAV per share calculated by the Fund. Brokers may be authorized by the Fund’s principal underwriter to designate other brokers and financial intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund, a Broker’s or, if applicable, a Broker’s authorized designee accepts the order. Your Broker will hold your shares in a pooled account in the Broker’s name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. A Broker who offers shares may require payment of fees from its individual clients. If you invest through a Broker, the policies and fees may be different than those described in this Prospectus. For example, the Broker may charge transaction fees or set different minimum investments. The

Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Please contact your Broker to see if they are an approved Broker of the Fund and for additional information.

Automatic Investment Plan
Once you open your account, you may purchase shares of the Fund through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for the AIP, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 calendar days after the Transfer Agent has received your request to add this option.

If you hold Class N shares of the Fund, you may make regular investments in amounts of $250 or more using the AIP. If you hold Institutional Class shares of the Fund, you may make regular investments in amounts of $1,000 or more using the AIP. You may arrange for your bank or financial institution to transfer a pre-authorized amount. You may select this option by completing the “Automatic Investment Plan” section of the new account application and sending a voided check or savings deposit slip.

The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. You may terminate your participation in the AIP by notifying the Transfer Agent at 866-5SCHARF, at least five calendar days prior to the date of the next scheduled AIP purchase.

In-Kind Purchases
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund’s Institutional Class is being offered to a limited category of investors, most notably those individuals whose cumulative investment in a Fund equals or exceeds $1 million or to financial intermediaries whose aggregate investment across client accounts equals or exceeds $1 million.

Selling (Redeeming) Fund Shares
You may sell your shares by mail, telephone or through a Broker. As discussed below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. The Fund typically expects that they will take one to three days following the receipt of your redemption request to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund. If any shares being sold are part of an investment that has been paid for by check or electronic funds transfer through the ACH network, the Fund may delay sending your redemption proceeds until your purchase amount clears, which can take up to 15 calendar days.

The Fund typically expects that a Fund will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.

The Fund reserves the right to redeem in-kind. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used in unusual market conditions. The Fund has in place a line of credit that may be used to meet redemption requests during unusual market conditions.

No redemption request will be effective until all documents have been received in proper form by the Transfer Agent. Shareholders should contact the Transfer Agent toll-free at 866-5SCHARF for further information concerning documentation required for a redemption of Fund shares.

The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 60 days or less. The redemption fee is more fully described below under “Tools to Combat Frequent Transactions.” Although the Fund has the goal of applying this redemption fee to all redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

By Mail
You may sell (redeem) your shares by sending a signed written request to the Fund. You must give your account number and state the number of shares (or amount) you wish to sell. If the account is in the name of more than one person, each shareholder must sign the written request. Certain requests to redeem shares may require signature guarantees. Send your written request to the Fund at:

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

By Telephone
You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your new account application. You may sell your shares by calling the Transfer Agent toll free at 866-5SCHARF. Your redemption will be mailed to your address of record, wired to your bank of record or sent via electronic funds transfer through the ACH network to your pre-determined bank account. A $15 charge will be applied to each wire redemption. Although there is no charge for an ACH payment, you may not receive credit to your bank account for two to three business days. The minimum wire amount is $1,000. Your bank or financial institution may charge a fee for receiving the wire from the Fund. The Fund will take steps to confirm that a telephone redemption is authentic. This may include recording the telephone instructions or requiring a form of personal identification before acting on those instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserved the right to refuse telephone instructions if they cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed. You may request telephone redemption privileges after your account is opened. A written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of signature authentication from a financial institution source. The maximum redemption amount allowed by telephone is $50,000. Amounts in excess of $50,000 must be in writing and must include a signature guarantee as described below. The Adviser reserves the right to waive the maximum telephone redemption amount for certain accounts, such as omnibus or certain retirement plan accounts. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your redemption request in writing to the address noted above.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you monthly, quarterly or annually. Your account must have a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $50. If you elect this method of redemption, the Fund will send a check to your address of record or send the payment via electronic funds transfer through the ACH network directly to your bank account. You may request an application for the SWP by calling the Transfer Agent toll-free at 866-5SCHARF. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days prior to the next withdrawal.

Account and Transaction Policies
Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 days from the purchase date. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus.

Tools to Discourage Disruptive Short-Term Transactions
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performances. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Fund believe is consistent with shareholder interests.

Redemption Fees
The Fund charges a 2.00% redemption fee on the redemption of Fund shares held for 60 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by each Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Exchange transactions between the Fund is exempt from redemption fees. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Low Balance Accounts
If your total account balance for a Fund falls below $500 due to redemptions, the Fund may sell your shares of the Fund and send you the proceeds. The Fund will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $500 within 30 days, the Fund may sell your shares and send you the proceeds. A redemption fee will not be charged in this situation. The Fund will not sell your shares if your account value declines as a result of market fluctuations.

Signature Guarantees
A signature guarantee, from either a Medallion program member or non-Medallion program member, must be included if any of the following situations apply:

•You wish to redeem more than $50,000 worth of shares;
•When redemption proceeds are sent or payable to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•When ownership is being changed on your account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or signature validation program stamp in other instances based on the circumstances.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-5SCHARF to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 866-5SCHARF at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Dividends and Distributions
Dividends from net investment income, if any, are normally declared and paid by the Fund in December. Capital gain distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or distributions if they deem it desirable at any other time during the year. Distributions will automatically be reinvested in additional shares unless you elect to have the distributions paid to you in cash. Distributions are generally taxable to you whether reinvested or paid in cash. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions. Reinvested distributions will be purchased at NAV per share. You may change your distribution option in writing or by calling the Fund at 866-5SCHARF. Any change should be submitted 5 days prior to the next distribution. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested. Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedules before you invest.

Taxes
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gain dividends a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income or as qualified dividend income depending on the source of such income to the Fund and provided that certain holding period requirements are met. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20%. The eligibility for qualified dividend tax rates depends on the underlying investments of the Fund. Some of your distributions may not be eligible for this preferential tax rate. A surtax on net investment income at the rate of 3.8% may apply to shareholders with adjusted gross incomes over $200,000 for a single filer and $250,000 for married joint filers. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Although distributions are generally taxable when received, distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if they were paid in December. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Shareholders should note that a Fund may make taxable distributions of income and capital gains even when share values have declined. When you sell shares of the Fund, you may have a capital gain or loss. The Code limits the deductibility of capital losses in certain circumstances. For tax purposes, an exchange of your shares of one Fund for shares of the other Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. There is currently no mechanism for the Fund to the extent that the Fund invests in REITs or MLPs, to pass through to non-corporate shareholders the character of ordinary REIT dividends or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate shareholders the ability to claim this deduction.

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by a Fund relating to that tax year. You will be informed annually of the amount and nature of a Fund’s distributions. Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. An exception applies for distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) which will not be currently taxable if the assets in the tax-deferred account were not acquired with borrowed funds. Non-U.S. investors may be subject to U.S. withholding and estate tax. By law, the Fund must withhold as backup withholding a portion of your taxable distribution and proceeds, under section 3406 of the Code if you do not provide your correct taxpayer identification number (“TIN”) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.

You should consult with your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund. Tax consequences are not the primary consideration of the Fund when making their investment decisions.

Appendix D
FINANCIAL HIGHLIGHTS
Following the Reorganization, the Multi-Asset Fund will be the accounting survivor of the Alpha Fund. The following financial highlights tables are intended to help you understand the Alpha Fund’s financial performance for the periods shown below compared to the financial performance of the Multi-Asset Fund. Certain information reflects financial results for a single Fund share outstanding for the entire period. The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions). The information presented in the tables below for the fiscal years ended September 30 has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.
Scharf Multi-Asset Opportunity Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Institutional Class
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.01	$33.55	$33.58	$32.27	$30.60

Income from investment operations:
Net investment income ^	0.28	0.33	0.38	0.34	0.15
Net realized and unrealized gain on investments and foreign currency	5.18	2.60	1.70	1.67	1.94
Total from investment operations	5.46	2.93	2.08	2.01	2.09

Less distributions:
From net investment income	(0.31)	(0.43)	(0.49)	(0.07)	(0.20)
From net realized gain on investments	(1.02)	(2.04)	(1.62)	(0.63)	(0.22)
Total distributions	(1.33)	(2.47)	(2.11)	(0.70)	(0.42)
Paid-in capital from redemption fees	—	—	—	—	0.00^#
Net asset value, end of year	$38.14	$34.01	$33.55	$33.58	$32.27

Total return	16.46%	8.99%	6.89%	6.32%	6.94%

Ratios/supplemental data:
Net assets, end of year (thousands)	$43,738	$40,450	$43,865	$46,366	$60,061
Ratio of expenses to average net assets:
Before fee waivers	1.46%	1.47%	1.45%	1.44%	1.47%
After fee waivers	0.97%	0.96%	0.98%	0.97%	1.02%
Ratio of net investment income to average net assets:
Before fee waivers	0.28%	0.50%	0.71%	0.59%	0.04%
After fee waivers	0.77%	1.01%	1.18%	1.06%	0.49%
Portfolio turnover rate	28.67%	48.02%	45.52%	36.29%	30.04%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Retail Class
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$33.91	$33.47	$33.44	$32.16	$30.54

Income from investment operations:
Net investment income ^	0.19	0.24	0.29	0.26	0.07
Net realized and unrealized gain on investments and foreign currency	5.17	2.59	1.72	1.65	1.94
Total from investment operations	5.36	2.83	2.01	1.91	2.01

Less distributions:
From net investment income	(0.23)	(0.35)	(0.36)	(0.00)	(0.17)
From net realized gain on investments	(1.02)	(2.04)	(1.62)	(0.63)	(0.22)
Total distributions	(1.25)	(2.39)	(1.98)	(0.63)	(0.39)
Paid-in capital from redemption fees	—	0.00^#	—	—	—
Net asset value, end of year	$38.02	$33.91	$33.47	$33.44	$32.16

Total return	16.18%	8.68%	6.66%	6.00%	6.68%

Ratios/supplemental data:
Net assets, end of year (thousands)	$6,805	$7,359	$5,874	$7,361	$8,998
Ratio of expenses to average net assets:
Before fee waivers	1.72%	1.74%	1.70%	1.70%	1.73%
After fee waivers	1.23%	1.23%	1.23%	1.23%	1.28%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.03%	0.23%	0.45%	0.33%	(0.21)%
After fee waivers	0.52%	0.74%	0.92%	0.80%	0.24%
Portfolio turnover rate	28.67%	48.02%	45.52%	36.29%	30.04%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

Scharf Alpha Opportunity Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
Retail Class
	Year Ended September 30,
	2021		2020	2019	2018	2017
Net asset value, beginning of year	$23.85		$25.43	$23.92	$24.20	$24.52

Income from investment operations:
Net investment income/(loss)	(0.03)	0.02	0.02	0.09	(0.04)	(0.19)
Net realized and unrealized gain/(loss) on investments, foreign currency and securities sold short	2.07		(1.51)	1.42	0.23	(0.03)
Total from investment operations	2.04		(1.49)	1.51	0.19	(0.22)

Less distributions:
From net investment income	(0.02)		—	—	—	—
From net realized gain on investments	—		(0.09)	—	(0.47)	(0.10)
Total distributions	(0.02)		(0.09)	—	(0.47)	(0.10)
Paid-in capital from redemption fees	—		—	—	0.00^#	—
Net asset value, end of year	$25.87		$23.85	$25.43	$23.92	$24.20

Total return	8.56%		-5.90%	6.31%	0.79%	-0.89%

Ratios/supplemental data:
Net assets, end of year (thousands)	$6,570		$9,856	$18,460	$20,994	$25,129
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	4.40%		3.28%	2.78%	2.88%	3.15%
After fee waivers and expense reimbursement	1.90%		1.88%	1.66%	1.84%	2.14%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(2.85)%		(1.36)%	(0.81)%	(1.12)%	(1.77)%
After fee waivers and expense reimbursement	(0.35)%		0.04%	0.31%	(0.08)%	(0.76)%
Portfolio turnover rate	30.86%		50.13%	54.42%	59.57%	27.42%
^    Based on average shares outstanding.
#    Amount is less than $0.01.

PART B
STATEMENT OF ADDITIONAL INFORMATION

December 10, 2021

REORGANIZATION OF
Scharf Alpha Opportunities Fund
(A series of Advisors Series Trust)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-5SCHARF

IN EXCHANGE FOR SHARES OF
Scharf Multi-Asset Opportunity Fund
(A series of Advisors Series Trust)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-5SCHARF

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Scharf Alpha Opportunities Fund (the “Alpha Fund” or the “Acquired Fund”), in connection with the reorganization of all of the assets and liabilities of the Acquired Fund by the Scharf Multi-Asset Opportunity Fund (the “Multi-Asset Fund Fund” or the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), as described in the Information Statement/Prospectus (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):

1.The Prospectuses and Statement of Additional Information for the Alpha Fund and the Multi-Asset Fund, dated January 28, 2021, are incorporated by reference to Post- Effective Amendment No. 1003 to AST’s Registration Statement on Form N‑1A (File No. 811‑07959), filed with the SEC on January 28, 2021, as supplemented on February 2, 2021, February 11, 2021, and May 19, 2021 with regard to the Alpha Fund.

2.The audited financial statements of the Alpha Fund and the Multi-Asset Fund dated September 30, 2021, are incorporated by reference to the Annual Report of the Funds for the fiscal year ended September 30, 2021, filed on Form N-CSR (File No. 811‑07959) with the SEC on December 2, 2021 and the unaudited financial statements of the Alpha Fund and the Multi-Asset Fund dated March 31, 2021, are incorporated by reference to the Semi-Annual Report of the Funds for the fiscal period ended March 31, 2021, filed on Form N-CSRS (File No. 811-07959) with the SEC on June 8, 2021.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated December 10, 2021, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the Acquired Fund at the addresses below or by calling the telephone numbers listed as follows:
Scharf Alpha Opportunity Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-5SCHARF (toll free)

Supplemental Financial Information
Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “The Funds’ Fees and Expenses” section in the Information Statement/Prospectus. The Reorganizations will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquired Fund being identical to the Acquiring Fund’s investment restrictions. The Acquired Fund’s short position that is being closed prior to the reorganization, as discussed in the Information Statement/Prospectus, is not being closed due to a change in investment restrictions. As a result, a schedule of investments
1

of the Acquired Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation, and tax policies of the Acquired Fund as compared to that of the Acquiring Fund.

2